ZTIF P2 10/16

SUPPLEMENT DATED OCTOBER 27, 2016

TO THE CURRENTLY EFFECTIVE PROSPECTUS

DATED MAY 1, 2016

OF

TEMPLETON INSTITUTIONAL FUNDS

(Emerging Markets Series, Foreign Smaller Companies Series,

Global Equity Series, International Equity Series)

The Prospectus is amended as follows:

I. For each Fund, except International Equity Series, the “FUND SUMMARIES – Performance” paragraph is revised as follows:

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at ftinstitutional.com or by calling (800) 321-8563.

      II. For International Equity Series, the “FUND SUMMARIES – Performance”   paragraph is revised as follows:

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Primary Shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at ftinstitutional.com or by calling (800) 321-8563.

        III. “Your Account – Investor Services - Telephone/Online Privileges”, the fifth paragraph on page 83 is revised as follows:

You may also view your account information online by registering for this service on our website at ftinstitutional.com. You will be asked to accept the terms of an online agreement and establish a password. However, this does not allow you to perform any transactions or account changes allowable by phone.

     IV. On the back cover of the Prospectus, the website noted at the bottom is revised as follows: ftinstitutional.com.

Please keep this supplement with your prospectus for future reference.